UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2007

TEXTRON FINANCIAL CORPORATION
(Exact name of Company as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27559
(Commission File Number)

05-6008768
(IRS Employer Identification No.)

40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687
(Address of Principal Executive Offices) (Zip Code)

(401) 621-4200
(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRV 924495.1

Item 8.01. Other Events.

Textron Financial Corporation (the “Company”) has received a notice of resignation from U.S. Bank National Association (successor to SunTrust Bank) (the "Resigning Trustee"), as Trustee, Paying Agent and Registrar pursuant to the Indenture dated December 9, 1999, as amended and supplemented by the First Supplemental Indenture dated as of November 16, 2006 (as amended, the “Indenture”), and as Calculation Agent under the Calculation Agent Agreement dated November 16, 2006, such resignation to be effective December 17, 2007. The Company has appointed The Bank of New York Trust Company, N.A., a national banking association (the "Successor Trustee"), as successor Trustee, Paying Agent and Registrar under the Indenture and Calculation Agent under the Calculation Agent Agreement.

In addition, Textron Financial Canada Funding Corp. ("TFCFC”) and the Company, as guarantor, have received a notice of resignation from the Resigning Trustee as Trustee, Paying Agent and Registrar pursuant to the Indenture dated November 20, 2001, as amended and supplemented by the First Supplemental Indenture dated as of November 16, 2006 (as amended, the “TFCFC Indenture”), and as Calculation Agent under the Calculation Agent Agreement dated November 16, 2006 (the "TFCFC Calculation Agent Agreement"), such resignation to be effective December 17, 2007. Pursuant to the TFCFC Indenture, TFCFC and the Company have appointed the Successor Trustee as successor Trustee, Paying Agent and Registrar under the TFCFC Indenture and Calculation Agent under the TFCFC Calculation Agent Agreement.

The Successor Trustee has accepted such appointments to be effective December 17, 2007.

Copies of the agreements and notices effectuating such resignation and appointment are attached to this Report as Exhibits.

Item 9.01.             Financial Statement and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description

99.1	Agreement of Resignation, Appointment and Acceptance dated as of December 17, 2007 among Textron Financial Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A.

99.2

Agreement of Resignation, Appointment and Acceptance dated as of December 17, 2007 among Textron Financial Canada Funding Corp., Textron Financial Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A.

99.3	Notice of Appointment of Successor Trustee by Textron Financial Corporation and U.S. Bank National Association

99.4	Notice of Appointment of Successor Trustee by Textron Financial Canada Funding Corp., Textron Financial Corporation and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON FINANCIAL CORPORATION

	By:	/s/ Brian F. Lynn
Date: December 17, 2007		Brian F. Lynn Senior Vice President and Treasurer

EXHIBIT INDEX

Number	Description

99.1	Agreement of Resignation, Appointment and Acceptance dated as of December 17, 2007 among Textron Financial Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A.

99.2

Agreement of Resignation, Appointment and Acceptance dated as of December 17, 2007 among Textron Financial Canada Funding Corp., Textron Financial Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A.

99.3	Notice of Appointment of Successor Trustee by Textron Financial Corporation and U.S. Bank National Association

99.4	Notice of Appointment of Successor Trustee by Textron Financial Canada Funding Corp., Textron Financial Corporation and U.S. Bank National Association